United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 21, 2021

Date of Report (Date of earliest event reported)

Trident Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Water Street, Fl 8 New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 229-7549

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one Warrant to acquire one share of common stock	TDACU	NASDAQ Capital Market
Common stock, $0.001 par value per share	TDAC	NASDAQ Capital Market
Warrants	TDACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in the Solicitation

AutoLotto, Inc. (“Lottery.com”), Trident Acquisitions Corp. (“TDAC”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of TDAC common stock in respect of the proposed transaction described herein. Information about TDAC’s directors and executive officers and their ownership of TDAC’s common stock is set forth in TDAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“10-K”) and Prospectus dated May 29, 2018 (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the proposed transaction described herein, TDAC will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement. Promptly after the Registration Statement is declared effective, TDAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITYHOLDERS OF TDAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE proposed TRANSACTION THAT TDAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TDAC, LOTTERY.COM AND THE proposed TRANSACTION. The Registration Statement, definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by TDAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Trident Acquisitions Corp., 77 Water St, Fl 8, New York, NY 10005.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the business combination agreement (the “Merger Agreement”) among TDAC, Trident Merger Sub II Corp., and Lottery.com (the “Merger”), integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on TDAC and Lottery.com managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against TDAC, the combined company, or others following the announcement of the Merger and the Merger Agreement; (3) the inability to complete the Merger, including due to the failure to obtain approval of TDAC’s stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) the amount of redemption requests made by TDAC’s stockholders; (5) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (6) the ability to meet Nasdaq listing standards following the consummation of the Merger; (7) the risk that the Merger disrupts current plans and operations of Lottery.com as a result of the announcement and consummation of the Merger; (8) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (9) costs related to the Merger; (10) changes in applicable laws or regulations; (11) the possibility that Lottery.com or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (12) the availability of capital and Lottery.com estimates of expenses; (13) changes in the assumptions underlying Lottery.com’s expectations regarding its future business or business model; and (14) other risks and uncertainties set forth in the Registration Statement to be filed by TDAC with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by TDAC.

A further list and description of risks and uncertainties can be found in TDAC’s 10-K and in the Registration Statement that will be filed with the SEC by TDAC in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to TDAC and Lottery.com and speaks only as of the date on which it is made. TDAC and Lottery.com undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 1.01. Entry Into a Material Definitive Agreement

On February 21, 2021, Trident Acquisitions Corp. (“TDAC”) entered into a business combination agreement (the “Merger Agreement”) with Trident Merger Sub II Corp. (“Merger Sub”) and AutoLotto, Inc. (“Lottery.com”). The transactions contemplated by the Merger Agreement are sometimes referred to herein as the “Merger” or the “Business Combination.”

Terms used herein as defined terms and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Acquisition of Lottery.com; Acquisition Consideration

Upon the closing (the “Closing”) of the Business Combination, Merger Sub will merge with and into Lottery.com, with Lottery.com as the surviving company, continuing as a wholly owned subsidiary of TDAC, following the Merger and the separate existence of Merger Sub shall cease. At the Closing, each share of Lottery.com Common Stock issued and outstanding as of immediately prior to the Closing shall be converted into the right to receive the Per Share Merger Consideration. “Per Share Merger Consideration” means the quotient obtained by dividing (a) 40,000,000 shares of TDAC Common Stock by (b) the aggregate number of shares of Lottery.com Common Stock (including shares issued upon the conversion or exercise of Lottery.com convertible securities) issued and outstanding as of immediately prior to the Closing (the “Lottery.com Shares”). The Per Share Merger Consideration shall be reduced by the number of shares of TDAC Common Stock equal to the quotient of (i) the amount by which Net Indebtedness exceeds $10,000,000, as mutually agreed between TDAC and Lottery.com (each acting reasonably), divided by (ii) 11.00. “Net Indebtedness” means the amount equal to Lottery.com’s Indebtedness, less cash and cash equivalents. For the avoidance of doubt, Lottery.com’s Indebtedness shall not include current liabilities or any intercompany Indebtedness between or among Lottery.com and any of its subsidiaries.

The holders of the Lottery.com Shares (the “Sellers”) will also be entitled to receive up to 6,000,000 additional shares of TDAC Common Stock (the “Seller Earnout Shares”) that may be issuable from time to time as set forth below. The aggregate value of the consideration to be paid by TDAC in the Business Combination (excluding the Seller Earnout Shares) is approximately $444 million (calculated as follows: 40,000,000 shares of TDAC Common Stock to be issued to the Sellers, multiplied by $11.00). Upon the Closing, TDAC will change its name to “LOTTERY.COM.”

If, at any time on or prior to December 31, 2021, the daily volume-weighted average price of shares of TDAC Common Stock equals or exceeds $13.00 per share for 20 of any 30 consecutive trading days commencing after the Closing, each Seller shall receive its pro rata portion of 3,000,000 Seller Earnout Shares and Vadim Komissarov, Ilya Ponomarev and Marat Rosenberg (the “Founder Holders”) shall receive an aggregate of 2,000,000 shares of TDAC Common Stock. If, at any time on or prior to December 31, 2022, the daily volume-weighted average price of shares of TDAC Common Stock equals or exceeds $16.00 per share for 20 of any 30 consecutive trading days commencing after the Closing, each Seller shall receive its pro rata portion of 3,000,000 Seller Earnout Shares and the Founder Holders shall receive an aggregate of 2,000,000 shares of TDAC Common Stock. The Seller Earnout Shares then earned and issuable shall be issued to the Sellers on a pro-rata basis based on the percentage of the Lottery.com Shares owned by them immediately prior to the Closing.

The parties agreed that immediately following the Closing, TDAC’s board of directors will consist of five directors, four of which will be designated by Lottery.com and one of which will be designated by TDAC, such appointment by TDAC to be an independent director.

Stockholder Approval

Prior to the consummation of the Merger, the holders of a majority of TDAC’s common stock attending a stockholder’s meeting (at which there is a quorum) must approve the transactions contemplated by the Merger Agreement (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, TDAC must call a special meeting of its common stockholders and must prepare and file with the SEC a Proxy Statement on Schedule 14A, which will be mailed to all stockholders entitled to vote at the meeting.

Representations and Warranties

In the Merger Agreement, Lottery.com makes certain representations and warranties (with certain exceptions set forth in the disclosure schedules to the Merger Agreement) relating to, among other things: (a) proper corporate organization of Lottery.com and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents to which it is a party; (c) absence of conflicts; (d) capitalization; (e) accuracy of charter documents and corporate records; (f) affiliated transactions; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) insurance; (m) licenses and permits; (n) compliance with laws, including those relating to foreign corrupt practices and money laundering; (o) ownership of intellectual property; (p) employment and labor and compensation matters; (q) tax matters; (r) data security and privacy; (s) brokers and finders; (t) employee benefit plans; (u) litigation; (v) real property; and (w) other customary representations and warranties.

In the Merger Agreement, TDAC makes certain representations and warranties relating to, among other things: (a) capitalization; (b) proper corporate organization of TDAC and Merger Sub and similar corporate matters; (c) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents to which TDAC and/or Merger Sub is a party; (d) brokers and finders; (e) validity of share issuance; (f) validity of Nasdaq listing; (g) SEC filing requirements and financial statements; (h) compliance with laws; (i) business activities; (j) affiliated transactions; (k) tax matters; and (l) absence of conflicts.

The representation and warranties contained in the Merger Agreement will not survive the Closing.

Conduct Prior to Closing; Covenants

Lottery.com has agreed to operate its business in all material respects in the ordinary course prior to the Closing (with certain exceptions) and not to take certain specified actions without the prior consent of TDAC (which shall not be unreasonably withheld, conditioned or delayed).

TDAC has agreed to operate its business in the ordinary course prior to the Closing (with certain exceptions) and not to take certain specified actions without the prior consent of Lottery.com (which shall not be unreasonably withheld, conditioned or delayed).

The Merger Agreement also contains certain customary covenants, including covenants relating to:

•	Each of TDAC and Lottery.com providing the other with notice of certain events.

•	Each of TDAC and Lottery.com providing the other with applicable financial statements.

•	TDAC appropriately disbursing the funds in the Trust Account at the Closing.

•	TDAC purchasing a directors and officers tail liability insurance policy.

•	Each of TDAC and Lottery.com agreeing not to solicit, maintain or recommend an alternative transaction.

•	TDAC not changing its board recommendation of the Business Combination.

In addition, the applicable parties agreed to take the following actions, among others, before the completion of the Business Combination:

•	Filing with the SEC a registration statement on Form S-4 (the “Registration Statement”), which shall include the Proxy Statement, relating to the Business Combination.

•	Establishing an equity incentive plan for TDAC to be approved by TDAC’s stockholders at the time of approval of the Business Combination.

•	Complying with the notification and reporting requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”).

•	Reducing or restructuring any deferred underwriting fees payable by TDAC in connection with its initial public offering or any outstanding Indebtedness of TDAC.

Conditions to Closing

General Conditions

Consummation of the Business Combination is conditioned upon, among other things:

•	The Business Combination and related transactions have been approved and adopted by the requisite affirmative vote of TDAC stockholders.

•	No applicable Law or Order that prevents the consummation of the Business Combination shall be in force.

•	Each of the Employment Agreements shall be in full force and effect.

•	The combined company’s listing application with Nasdaq in connection with the transactions contemplated by the Merger Agreement have been approved.

•	The Registration Statement shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended.

•	If a filing is required under the HSR Act, the waiting period applicable to the consummation of the Business Combination under the HSR Act shall have expired or been terminated.

•	TDAC shall have at least $5,000,001 of net tangible assets remaining immediately after the Closing (and for the avoidance of doubt, after giving effect to payment of the Transaction Expenses).

Lottery.com’s Conditions to Closing

The obligation of Lottery.com to consummate the Business Combination, in addition to the general conditions described above, is conditioned upon, among other things, each of the following:

•	TDAC and Merger Sub shall have performed in all material respects all of their obligations under the Merger Agreement that are required to be performed prior to the Closing.

•	The representations and warranties of TDAC and Merger Sub contained in the Merger Agreement (other than the TDAC and Merger Sub Fundamental Representations), in each case, without giving effect to any materiality, material adverse effect or similar qualifiers contained therein, are true and correct at and as of the Closing as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct in all material respects as of such date), except in each case, to the extent such failure of the representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Trident Material Adverse Effect.

•	The TDAC and Merger Sub Fundamental Representations contained in the Merger Agreement, in each case, without giving effect to any materiality, material adverse effect or similar qualifiers contained therein, shall be true and correct in all material respects as of the Closing as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct in all material respects as of such date).

•	The TDAC Amended and Restated Certificate of Incorporation and Bylaws shall each be amended and restated in accordance with the terms of the Merger Agreement.

•	TDAC shall have delivered all certificates and other closing documents (including the Investor Rights Agreement) required to be delivered under the Merger Agreement.

•	The Sponsor Forfeiture Agreement shall have been entered into and the same shall be in full force and effect.

TDAC’s Conditions to Closing

The obligation of TDAC to consummate the transactions contemplated by the Merger Agreement, in addition to the general conditions described above, is conditioned upon, among other things, each of the following:

•	Lottery.com shall have performed in all material respects all of their obligations under the Merger Agreement that are required to be performed prior to the Closing.

•	The representations and warranties of Lottery.com contained in the Merger Agreement (other than Fundamental Representations and the representations and warranties relating to “No Material Adverse Effect” set forth in Section 3.5 of the Merger Agreement), in each case, without giving effect to any materiality, material adverse effect or similar qualifiers contained therein (other than in respect of the defined terms ‘Material Contract’, ‘Material Customers’, ‘Material Leases’ and ‘Material Suppliers’), are true and correct at and as of the Closing as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct in all material respects as of such date), except in each case, to the extent such failure of the representations and warranties to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

•	The representations and warranties of Lottery.com relating to “No Material Adverse Effect” set forth in Section 3.5 of the Merger Agreement shall be true and correct in all respects as of the date of the Closing as though then made; and

•	The Fundamental Representations of Lottery.com, in each case, without giving effect to any materiality, Material Adverse Effect or similar qualifiers contained therein, shall be true and correct in all material respects as of the Closing as though then made (or if such representations and warranties relate to a specific date, such representations and warranties shall be true and correct in all material respects as of such date).

•	Lottery.com shall have delivered all certificates and other closing documents (including the Investor Rights Agreement) required pursuant to the Merger Agreement.

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the Closing, as follows:

•	by mutual written consent of Lottery.com and TDAC.

•	If the Closing has not occurred by October 31, 2021 (the “Outside Date”), and no material breach of the Merger Agreement has occurred by the party seeking to terminate the Merger Agreement, TDAC or Lottery.com shall have the right, at its sole option, to terminate the Merger Agreement, by giving written notice to the other at any time after the Outside Date.

•	In the event that any applicable Law is in effect making the consummation of the Business Combination illegal or any final, non-appealable Order is in effect permanently preventing the consummation of the Business Combination, TDAC or Lottery.com shall have the right, at its sole option, to terminate the Merger Agreement; provided, however, that the right to terminate the Merger Agreement shall not be available to any party whose breach of any representation, warranty, covenant or agreement of the Merger Agreement results in or causes such final, non-appealable Order or other action.

•	each of TDAC and Lottery.com may terminate the Merger Agreement by giving notice to the other party at any time prior to the Closing, without prejudice to any rights or obligations the notifying party may have, if the party to be notified materially breached any representation, warranty, agreement or covenant contained in the Merger Agreement, and such breach has caused a failure of a closing condition of the notifying party and is not cured by the earlier of the Outside Date and thirty (30) business days following receipt by the breaching party of a notice describing in reasonable detail the nature of such breach.

•	by written notice from either TDAC or Lottery.com to the other if Stockholder Approval is not obtained at the TDAC special meeting of its common stockholders (subject to any adjournment or postponement thereof).

Effect of Termination

In the event of termination of the Merger Agreement by either TDAC or Lottery.com, all further obligations of the parties shall terminate (subject to certain limited exceptions), other than for liability of any party for fraud or willful and material breach of the Merger Agreement. Each party has agreed to pay to the other a termination fee of up to $500,000 in the event the other party terminates the Merger Agreement under certain circumstances.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Merger Agreement, which is filed as Exhibit 2.1 hereto, and which is incorporated by reference in this report.

Related Agreements

Sponsor Forfeiture Agreement

Simultaneously with the Closing, the Founder Holders, TDAC and Lottery.com will enter into a Sponsor Forfeiture Agreement in a form to be mutually agreed upon by TDAC, Lottery.com and the Founder Holders, each acting reasonably (the “Sponsor Forfeiture Agreement”). Pursuant to the Sponsor Forfeiture Agreement, the Founder Holders will forfeit for no consideration all of the 1,150,000 TDAC Warrants they hold and a minimum of 561,932 shares of TDAC Common Stock. Further, to the extent the amount in the Trust Account at Closing is reduced to an amount below 70% of amount in the Trust Account as a result of redemptions, the Founder Holders will forfeit for no consideration such number of shares of TDAC Common Stock to be set forth in such Sponsor Forfeiture Agreement, up to a maximum forfeiture of 3,090,625 shares. Effective upon the Closing, the Founder Holders shall be automatically deemed to have irrevocably transferred to TDAC, surrendered, and forfeited for no consideration all of the 1,150,000 TDAC Warrants and the shares of TDAC Common Stock specified in the Sponsor Forfeiture Agreement, and such TDAC Warrants and shares of TDAC Common Stock shall, by virtue of the Merger, be deemed to have been canceled and extinguished.

Investor Rights Agreement

Simultaneously with the Closing, TDAC, Lottery.com, the Founder Holders and certain existing shareholders of Lottery.com will enter into an Investor Rights Agreement in a form to be mutually agreed upon by TDAC and Lottery.com, each acting reasonably (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, such parties will agree to vote or cause to be voted all shares owned by them from time to time that may be voted in the election of TDAC directors, and shall cause their director designees, to ensure that (i) the size of the TDAC board of directors is set and remains at five directors, (ii) four persons nominated by the Lottery.com stockholders and one person nominated by the TDAC stockholders are elected to the TDAC board of directors, and (iii) no member of the TDAC board of directors is removed without the approval of the stockholders entitled to designate such director.

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of the press release issued February 22, 2021 announcing the proposed transaction.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No. Description

2.1*	Business Combination Agreement, dated as of February 21, 2021, by and among Trident Acquisitions Corp., Trident Merger Sub II Corp. and AutoLotto, Inc.

99.1**	Press Release dated February 22, 2021.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

**Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2021

TRIDENT ACQUISITIONS CORP.

By:	/s/ Vadim Komissarov
Name:	Vadim Komissarov
Title:	Chief Executive Officer